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                                                             CREDIT | ASSET
                                                             SUISSE | MANAGEMENT


CREDIT SUISSE
INSTITUTIONAL FUND
Semiannual Report

April 30, 2002
(Unaudited)


          CREDIT SUISSE INSTITUTIONAL FUND, INC.
          - INTERNATIONAL FOCUS PORTFOLIO








More complete information about the Fund and the Portfolio, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Institutional Fund, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Institutional Fund is advised by Credit Suisse Asset Management, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF APRIL 30, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO PORTFOLIO MANAGERS' LETTER
April 30, 2002


                                                                    May 28, 2002

Dear Shareholder:

    For the six months ended April 30, 2002, Credit Suisse Institutional Fund, Inc. -- International Focus Portfolio(1) (the "Portfolio") had a gain of 11.56%, vs. a gain of 8.36% for the MSCI All Country World Free Excluding the U.S. Index.(2) Stocks that helped the Portfolio's showing included its Asian technology shares and certain consumer, financial and energy names from Europe and elsewhere. On the negative side, relative weak performers for the Portfolio included specific health-care and media names.

    Our general strategy in the period was to attempt to position the Portfolio to benefit more from the global economic recovery we were anticipating. (Indeed, a recovery appeared underway, as evidenced by the economic data coming out of the U.S., Europe and Asia in the period.) We therefore continued to raise our weightings in cyclical sectors such as the industrial, consumer discretionary, materials and technology areas. We lowered our exposure to the financial, health-care and energy sectors, with certain holdings reaching our target prices.

    On a regional basis, we pared our exposure to the Far East, largely in Japan. Japan's market was quite resilient early in 2002, a perceived beneficiary of global economic recovery. At the same time, the government implemented dubious measures to boost stock prices ahead of fiscal year end (March 31), in moves that we feel are not sustainable. Our Japanese holdings continued to represent a broad range of industries, many of which are export-driven and not completely dependent upon developments within the domestic economy. We deployed the proceeds from our Japan sales into Europe on an opportunistic basis, though we maintained our strong overweight position in non-Japan Asia.

    As we go forward, we believe that the improved outlook for the U.S. should continue to positively affect other parts of the world. While it is clear to us that, at the very least, inventories are being rebuilt following a downturn in the fourth quarter, we are skeptical that the pace of growth in the first quarter of this year will continue. However, we still expect the recovery in the U.S. to materialize -- barring all out war in the Middle East -- which should ultimately have a positive effect on markets globally.

    We intend to remain overweighted in non-Japan Asia. We believe that the region and certain companies in particular could benefit from export growth, provided that the world remains on a recovery track. We currently favor Singapore, South Korea and Taiwan and plan to remain focused on those markets.

    Though Japan produced relatively strong results in the period, we remain somewhat cautious as problems in the financial system persist and the government's attempts (or lack thereof) to rectify the situation seem to us to be less than convincing. We therefore expect to remain underweighted due to the "macro" problems in the country, but are comfortable with our Japanese holdings, which consist largely of companies with export-driven revenue streams, along with a few stocks within certain consolidating industries, such as retail.

    Looking to Europe, we believe that leading economic indicators will continue to tick up. That said, the region did not experience the same magnitude of slowdown that occurred in the U.S. and, as such, it might have less of a rebound. The area's greater sensitivity to rising oil prices also bears scrutiny, given the implications for higher inflation (at this point we are not overly concerned).

    Overall, we see the backdrop for equities in Europe as reasonably supportive, and we will continue to add stocks as opportunities arise. One sector we favor here is industrials (indeed, the bulk of our industrial weighting remained in Europe). A number of these companies have made significant cost-cutting measures over the past several years, and we further believe that they might have good leverage to economic recovery.

    In summary, while we are optimistic regarding the global economy, the extent of the recovery is still unclear. The situation in the Middle East remains the biggest threat to a change in our outlook, and we will continue to monitor events closely. In any event, we will endeavor to identify those companies that in our view have the best prospects to benefit from any economic revival.


Vincent J. McBride            Nancy Nierman                P. Nicholas Edwards
Co-Portfolio Manager          Co-Portfolio Manager         Co-Portfolio Manager

    INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THE PORTFOLIO'S 15 LARGEST HOLDINGS MAY ACCOUNT FOR 40% OR MORE OF THE PORTFOLIO'S ASSETS. AS A RESULT OF THIS STRATEGY, THE PORTFOLIO MAY BE SUBJECT TO GREATER VOLATILITY THAN A FUND THAT INVESTS IN A LARGER NUMBER OF ISSUERS.

           SUMMARY OF ANNUALIZED TOTAL RETURNS (4/30/02)
 ------------------------------------------------------------------
                                     SINCE              INCEPTION
   ONE YEAR        FIVE YEAR        INCEPTION             DATE
 ------------    -------------    --------------     --------------
    -4.83%           0.07%            7.08%             9/01/1992

(1) Name changed from Credit Suisse Institutional Fund, Inc.-- International Portfolio effective December 12, 2001.
(2) Effective November 1, 2001, the Portfolio changed its benchmark index from the Morgan Stanley Capital International All Country World Excluding the U.S. Index to the Morgan Stanley Capital International All Country World Free Excluding the U.S. Index. The Morgan Stanley Capital International All Country World Free Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the U.S. The index is "free" because it only reflects active investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. Investors cannot invest directly in an index.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO SCHEDULE OF INVESTMENTS
April 30, 2002 (Unaudited)

                                                                              NUMBER OF
                                                                                SHARES              VALUE
                                                                              ---------             -----
COMMON STOCKS (89.5%)
AUSTRALIA (1.3%)
BANKS (1.3%)
      National Australia Bank, Ltd.                                              41,357         $   771,664
                                                                                                -----------
TOTAL AUSTRALIA                                                                                     771,664
                                                                                                -----------

CANADA (1.3%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
      AXXENT, Inc. Class B(1),(2),(3),(4)                                       490,000                   0
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.3%)
      ATI Technologies, Inc.(1)                                                  76,100             776,220
                                                                                                -----------
TOTAL CANADA                                                                                        776,220
                                                                                                -----------

CHINA (0.1%)
CHEMICALS (0.1%)
      Aluminum Corporation of China, Ltd.(1)                                    247,800              44,482
                                                                                                -----------
TOTAL CHINA                                                                                          44,482
                                                                                                -----------

DENMARK (3.4%)
COMMERCIAL SERVICES & SUPPLIES (1.6%)
      ISS A/S(1)                                                                 18,700             934,925
                                                                                                -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.8%)
      TDC A/S                                                                    36,410           1,050,289
                                                                                                -----------
TOTAL DENMARK                                                                                     1,985,214
                                                                                                -----------

FRANCE (16.8%)
AUTO COMPONENTS (1.6%)
      Compagnie Generale des Etablissements Michelin Class B                     23,600             914,407
                                                                                                -----------
BANKS (5.1%)
      BNP Paribas SA                                                             31,740           1,658,800
      Credit Agricole SA(1)                                                      61,850           1,307,456
                                                                                                -----------
                                                                                                  2,966,256
                                                                                                -----------
CHEMICALS (0.9%)
      Rhodia SA(1)                                                               45,871             498,477
                                                                                                -----------
CONSTRUCTION & ENGINEERING (2.8%)
      Vinci                                                                      25,860           1,654,421
                                                                                                -----------
ELECTRICAL EQUIPMENT (2.0%)
      Schneider Electric SA                                                      24,000           1,158,057
                                                                                                -----------
ENERGY EQUIPMENT & SERVICES (1.6%)
      Technip-Coflexip SA                                                         6,430             907,323
                                                                                                -----------
MEDIA (1.3%)
      Havas Advertising SA                                                      100,200             749,385
                                                                                                -----------


                See Accompanying Notes to Financial Statements.

                                                                              NUMBER OF
                                                                                SHARES              VALUE
                                                                              ---------             -----
METALS & MINING (1.5%)
      Pechiney SA Class A                                                        17,879         $   865,121
                                                                                                -----------
TOTAL FRANCE                                                                                      9,713,447
                                                                                                -----------
GERMANY (2.1%)
AUTOMOBILES (2.1%)
      DaimlerChrysler AG                                                         26,800           1,243,176
                                                                                                -----------
TOTAL GERMANY                                                                                     1,243,176
                                                                                                -----------
HONG KONG (2.3%)
ELECTRIC UTILITIES (1.8%)
      Hongkong Electric Holdings, Ltd.                                          270,500           1,026,626
                                                                                                -----------
MEDIA (0.5%)
      Television Broadcasts, Ltd.                                                64,000             315,932
                                                                                                -----------
TOTAL HONG KONG                                                                                   1,342,558
                                                                                                -----------
HUNGARY (0.9%)
BANKS (0.9%)
      OTP Bank Rt.                                                               57,500             510,481
                                                                                                -----------
TOTAL HUNGARY                                                                                       510,481
                                                                                                -----------
JAPAN (12.7%)
CHEMICALS (1.5%)
      Asahi Kasei Corp.                                                         226,000             862,461
                                                                                                -----------
LEISURE EQUIPMENT & PRODUCTS (3.4%)
      Nintendo Company, Ltd.                                                      7,600           1,065,420
      Sega Corp.(1)                                                              41,100             921,869
                                                                                                -----------
                                                                                                  1,987,289
                                                                                                -----------
MACHINERY (1.6%)
      NSK, Ltd.                                                                 211,000             916,962
                                                                                                -----------
MARINE (1.6%)
      Nippon Yusen Kabushiki Kaisha                                             282,000             940,000
                                                                                                -----------
PHARMACEUTICALS (2.0%)
      Takeda Chemical Industries, Ltd.                                           27,000           1,181,775
                                                                                                -----------
SPECIALTY RETAIL (1.8%)
      Yamada Denki Company, Ltd.                                                 13,300           1,023,395
                                                                                                -----------
WIRELESS TELECOMMUNICATIONS SERVICES (0.8%)
      NTT DoCoMo, Inc. - New Shares(1)                                              184             468,598
                                                                                                -----------

TOTAL JAPAN                                                                                       7,380,480
                                                                                                -----------

MEXICO (1.7%)
MEDIA (1.7%)
      Grupo Televisa SA de CV ADR(1)                                             21,800             985,360
                                                                                                -----------

TOTAL MEXICO                                                                                        985,360
                                                                                                -----------


                See Accompanying Notes to Financial Statements.

                                                                              NUMBER OF
                                                                                SHARES              VALUE
                                                                              ---------             -----
NETHERLANDS (7.3%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.5%)
      Koninklijke (Royal) KPN NV                                                188,500         $   854,355
                                                                                                -----------
FOOD & DRUG RETAILING (2.3%)
      Koninklijke Ahold NV                                                       54,500           1,362,758
                                                                                                -----------
HOUSEHOLD DURABLES (2.4%)
      Koninklijke (Royal) Philips Electronics NV                                 45,300           1,398,851
                                                                                                -----------
MACHINERY (1.1%)
      IHC Caland NV                                                              11,280             633,731
                                                                                                -----------
TOTAL NETHERLANDS                                                                                 4,249,695
                                                                                                -----------

NORWAY (2.3%)
BANKS (2.3%)
      Den Norske Bank ASA                                                       247,600           1,307,838
                                                                                                -----------
TOTAL NORWAY                                                                                      1,307,838
                                                                                                -----------

SINGAPORE (3.1%)
BANKS (2.1%)
      United Overseas Bank, Ltd.                                                151,517           1,204,308
                                                                                                -----------
MARINE (1.0%)
      Neptune Orient Lines, Ltd.(1)                                             939,000             580,493
                                                                                                -----------
TOTAL SINGAPORE                                                                                   1,784,801
                                                                                                -----------

SOUTH KOREA (3.2%)
BANKS (1.6%)
      Kookmin Bank                                                               20,720             943,092
                                                                                                -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.6%)
      Samsung Electronics Co.                                                     3,180             938,727
                                                                                                -----------
TOTAL SOUTH KOREA                                                                                 1,881,819
                                                                                                -----------

SWEDEN (1.6%)
MACHINERY (1.6%)
      SKF AB Series B                                                            37,300             916,598
                                                                                                -----------
TOTAL SWEDEN                                                                                        916,598
                                                                                                -----------

SWITZERLAND (3.8%)
BANKS (2.3%)
      UBS AG                                                                     27,600           1,330,502
                                                                                                -----------
ELECTRICAL EQUIPMENT (1.5%)
      ABB, Ltd.                                                                  98,300             879,786
                                                                                                -----------
TOTAL SWITZERLAND                                                                                 2,210,288
                                                                                                -----------

TAIWAN (3.5%)
COMPUTERS & PERIPHERALS (0.8%)
      Asustek Computer, Inc.                                                    132,000             477,187
                                                                                                -----------


                See Accompanying Notes to Financial Statements.

                                                                              NUMBER OF
                                                                                SHARES              VALUE
                                                                              ---------             -----
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.7%)
      Siliconware Precision Industries Co.(1)                                       343         $       323
      United Microelectronics Corp.                                           1,030,850           1,573,772
                                                                                                -----------
                                                                                                  1,574,095
                                                                                                -----------
TOTAL TAIWAN                                                                                      2,051,282
                                                                                                -----------
UNITED KINGDOM (22.1%)
BANKS (1.8%)
      Royal Bank of Scotland Group PLC                                           35,800           1,026,733
                                                                                                -----------
COMMERCIAL SERVICES & SUPPLIES (1.4%)
      Amey PLC                                                                  239,100             827,547
                                                                                                -----------
ELECTRIC UTILITIES (2.9%)
      International Power PLC(1)                                                223,100             679,509
      Scottish Power PLC                                                        171,300             986,061
                                                                                                -----------
                                                                                                  1,665,570
                                                                                                -----------
INDUSTRIAL CONGLOMERATES (2.0%)
      Smith Industries PLC                                                       96,800           1,144,051
                                                                                                -----------
INSURANCE (2.0%)
      Friends Provident PLC(1)                                                  431,600           1,157,307
                                                                                                -----------
MEDIA (1.6%)
      Emi Group PLC                                                             209,700             929,012
                                                                                                -----------
OIL & GAS (3.7%)
      BG Group PLC                                                              230,900           1,031,344
      BP PLC                                                                    133,000           1,134,822
                                                                                                -----------
                                                                                                  2,166,166
                                                                                                -----------
PHARMACEUTICALS (3.6%)
      AstraZeneca PLC                                                            17,240             807,732
      GlaxoSmithKline PLC                                                        51,858           1,254,507
                                                                                                -----------
                                                                                                  2,062,239
                                                                                                -----------
SOFTWARE (1.6%)
      Sage Group PLC                                                            312,900             902,859
                                                                                                -----------
WIRELESS TELECOMMUNICATIONS SERVICES (1.5%)
      Vodafone Group PLC                                                        545,206             879,941
                                                                                                -----------
TOTAL UNITED KINGDOM                                                                             12,761,425
                                                                                                -----------

TOTAL COMMON STOCKS (Cost $54,217,171)                                                           51,916,828
                                                                                                -----------
WARRANTS (0.2%)
INTERNET SOFTWARE & SERVICES (0.2%)
      Wysdom, Inc.(1),(4) (Cost $1,362,300)                                     358,500             111,135
                                                                                                -----------


                See Accompanying Notes to Financial Statements.

                                                                                    PAR
                                                                                   (000)           VALUE
                                                                                   -----           -----
SHORT-TERM INVESTMENT (7.5%)
      State Street Bank & Trust Co. Euro Time Deposit 1.750% 5/01/02
      (Cost $4,360,000)                                                           $4,360        $ 4,360,000
                                                                                                -----------
TOTAL INVESTMENTS AT VALUE (97.2%) (Cost $59,939,4715)                                           56,387,963

OTHER ASSETS IN EXCESS OF LIABILITIES (2.8%)                                                      1,617,209
                                                                                                -----------
NET ASSETS (100.0%)                                                                             $58,005,172
                                                                                                ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt


 (1) Non-income producing security.
 (2) Illiquid security.
 (3) Company filed for bankruptcy 4/23/01.
 (4) Fair value determined by management.
 (5) Also cost for federal income tax purposes.




                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)

ASSETS
   Investments at value (Cost $59,939,471)                                                           $ 56,387,963
   Cash                                                                                                       142
   Foreign currency (Cost $490,014)                                                                       490,127
   Receivable for investments sold                                                                        827,509
   Dividend, interest and reclaim receivable                                                              456,360
   Prepaid expenses and other assets                                                                       18,786
                                                                                                     ------------
      Total Assets                                                                                     58,180,887
                                                                                                     ------------

LIABILITIES
   Advisory fee payable                                                                                    11,850
   Adminstrative services payable                                                                           8,616
   Directors fee payable                                                                                      217
   Unrealized depreciation on forward currency contracts                                                   96,806
   Other accrued expenses payable                                                                          58,226
                                                                                                     ------------
      Total Liabilities                                                                                   175,715
                                                                                                     ------------

NET ASSETS
   Capital stock, $0.001 par value                                                                          6,399
   Paid-in capital                                                                                     90,963,028
   Undistributed net investment income                                                                    175,440
   Accumulated net realized loss on investments and foreign currency transactions                     (29,482,525)
   Net unrealized depreciation from investments and foreign currency translations                      (3,657,170)
                                                                                                     ------------
      Net Assets                                                                                     $ 58,005,172
                                                                                                     ============
   Shares outstanding                                                                                   6,398,541
                                                                                                     ------------
   Net asset value, offering price and redemption price per share                                           $9.07
                                                                                                            =====


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC.-- INTERNATIONAL FOCUS PORTFOLIO STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME
      Dividends                                                                                          $   514,256
      Interest                                                                                                49,627
      Foreign taxes withheld                                                                                 (57,250)
                                                                                                         -----------
         Total investment income                                                                             506,633
                                                                                                         -----------

EXPENSES
      Investment advisory fees                                                                               278,900
      Administrative services fees                                                                            66,470
      Custodian fees                                                                                          41,726
      Printing fees                                                                                           28,901
      Interest expense                                                                                        20,852
      Legal fees                                                                                              14,903
      Registration fees                                                                                       12,985
      Audit fees                                                                                               7,647
      Transfer agent fees                                                                                      5,346
      Insurance expense                                                                                        4,357
      Directors fees                                                                                           1,462
      Miscellaneous expense                                                                                    3,339
                                                                                                         -----------
         Total expenses                                                                                      486,888
      Less: fees waived                                                                                     (155,695)
                                                                                                         -----------
         Net expenses                                                                                        331,193
                                                                                                         -----------
            Net investment income                                                                            175,440
                                                                                                         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS
      Net realized loss from investments                                                                  (2,922,860)
      Net realized gain from foreign currency transactions                                                   348,386
      Net change in unrealized appreciation (depreciation) from investments                               10,841,517
      Net change in unrealized appreciation (depreciation) from foreign currency translations                (46,080)
                                                                                                         -----------
      Net realized and unrealized gain from investments and foreign currency related items                 8,220,963
                                                                                                         -----------
      Net increase in net assets resulting from operations                                               $ 8,396,403
                                                                                                         ===========


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         FOR THE SIX MONTHS
                                                                                                ENDED             FOR THE YEAR
                                                                                            APRIL 30, 2002            ENDED
                                                                                             (UNAUDITED)        OCTOBER 31, 2001
                                                                                         ------------------     ----------------
FROM OPERATIONS
   Net investment income                                                                    $    175,440         $   1,225,778
   Net loss on investments and foreign currency transactions                                  (2,574,474)          (27,661,987)
   Net change in unrealized appreciation (depreciation) from
     investments and foreign currency translations                                            10,795,437           (34,911,420)
                                                                                            ------------         -------------
     Net increase (decrease) in net assets resulting from operations                           8,396,403           (61,347,629)
                                                                                            ------------         -------------

FROM DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                                               --            (4,208,895)
   Distributions from net realized gains                                                              --          (121,585,719)
                                                                                            ------------         -------------
     Net decrease in net assets from dividends and distributions                                      --          (125,794,614)
                                                                                            ------------         -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                                               16,084,970            67,687,997
   Reinvestment of dividends and distributions                                                        --           119,346,590
   Net asset value of shares redeemed                                                        (62,097,712)         (260,275,073)
                                                                                            ------------         -------------
     Net decrease in net assets from capital share transactions                              (46,012,742)          (73,240,486)
                                                                                            ------------         -------------
   Net decrease in net assets                                                                (37,616,339)         (260,382,729)

NET ASSETS
   Beginning of period                                                                        95,621,511           356,004,240
                                                                                            ------------         -------------
   End of period                                                                            $ 58,005,172         $  95,621,511
                                                                                            ============         =============
UNDISTRIBUTED NET INVESTMENT INCOME                                                         $    175,440         $          --
                                                                                            ============         =============


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC.-- INTERNATIONAL FOCUS PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                       FOR THE SIX
                                                       MONTHS ENDED                   FOR THE YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2002    ----------------------------------------------------------
                                                        (UNAUDITED)       2001       2000        1999         1998         1997
                                                      --------------    -------    --------    --------    ----------   ----------
PER SHARE DATA
   Net asset value, beginning of period                   $  8.13       $ 17.61    $  18.85    $  14.41    $    16.51   $    16.14
                                                          -------       -------    --------    --------    ----------   ----------
INVESTMENT OPERATIONS
   Net investment income                                     0.03          0.09        0.22(1)     0.20(1)       0.21         0.20
   Net gain (loss) on investments
      and foreign currency related items
      (both realized and unrealized)                         0.91         (3.18)      (0.46)       4.38         (0.91)        0.78
                                                          -------       -------    --------    --------    ----------   ----------
         Total from investment operations                    0.94         (3.09)      (0.24)       4.58         (0.70)        0.98
                                                          -------       -------    --------    --------    ----------   ----------

LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                        --         (0.21)      (0.78)      (0.14)        (0.18)       (0.13)
   Distributions from net realized gains                       --         (6.18)      (0.22)         --         (1.22)       (0.48)
                                                          -------       -------    --------    --------    ----------   ----------
         Total dividends and distributions                     --         (6.39)      (1.00)      (0.14)        (1.40)       (0.61)
                                                          -------       -------    --------    --------    ----------   ----------
NET ASSET VALUE, END OF PERIOD                            $  9.07       $  8.13    $  17.61    $  18.85    $    14.41   $    16.51
                                                          =======       =======    ========    ========    ==========   ==========
         Total return                                       11.56%(2)    (26.56)%     (1.98)%     32.02%        (4.11)%       6.20%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)               $58,005       $95,622    $356,004    $551,830    $1,019,242   $1,169,817
      Ratio of expenses to average net assets(3)             0.95%(4)      0.95%       0.97%       0.96%         0.95%        0.95%
      Ratio of net investment income to
         average net assets                                  0.50%(4)      0.61%       0.74%       1.23%         1.21%        0.98%
      Decrease reflected in above operating expense
         ratios due to waivers/reimbursements                0.45%(4)      0.23%       0.19%       0.17%         0.13%        0.14%
   Portfolio turnover rate                                     69%          134%        111%        120%          114%          70%

(1) Per share information is calculated using the average shares outstanding method.
(2) Non-annualized.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .00% for the six months ended April 30, 2002, and .00%, .02%, .01%, .00% and .00% for the years ended October 31, 2001, 2000,
    1999, 1998, and 1997, respectively. The net operating expense ratio after reflecting these arrangements was .95% for the six months ended April 30, 2002, and for the years ended October 31, 2001, 2000, 1999, 1998, and 1997, respectively.
(4) Annualized.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Unaudited)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Credit Suisse Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, and was incorporated under the laws of Maryland on May 13, 1992 as a diversified, open-end management investment company which seeks long-term capital appreciation. The Fund currently offers six managed investment Portfolios one of which, the International Focus Portfolio, formerly the International Equity Portfolio (the "Portfolio") is contained in this report.

    A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price, and if there is no bid price available, at the most recent ask price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

    B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

    C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

    D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

    E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

    F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

    G) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank & Trust, the Portfolio's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

    H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At April 30, 2002 the Portfolio had the following open forward foreign currency contracts:

                                          EXPIRATION        FOREIGN CURRENCY        CONTRACT         CONTRACT        UNREALIZED
FORWARD FOREIGN CURRENCY CONTRACT            DATE              TO BE SOLD            AMOUNT            VALUE            LOSS
---------------------------------         ----------        ----------------      ------------      ------------     ----------
          Japanese Yen                      5/16/02           (472,500,000)       $(3,596,985)      $(3,693,791)      $(96,806)

    I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Portfolio in connection with securities lending activity is invested in the AIM Institutional Funds - Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan during the six months ended April 30, 2002.

    Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Fund to act as the Portfolio's securities lending agent. Pending receipt of an exemption from the Securities and Exchange Commission ("SEC"), CSFB has agreed to charge the Portfolio fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

    J) OTHER -- The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

    The Portfolio may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or capital gains are earned.


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

    CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of .80% of the Portfolio`s average daily net assets. For the six months ended April 30, 2002, investment advisory fees earned and voluntarily waived were $278,900 and $155,695, respectively.

    Effective May 1, 2002, Credit Suisse Asset Management Limited ("CSAM Ltd."), an affiliate of CSAM, became sub-investment adviser to the Fund. CSAM Ltd.'s sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Fund.

    Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC, Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, serve as the Portfolio's co-administrators. For its administrative services, CSAMSI is entitled to receive from the Portfolio, a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the six months ended April 30, 2002, administrative services fees earned by CSAMSI were $34,862.

    For its administrative services, PFPC is entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

          AVERAGE DAILY NET ASSETS                              ANNUAL RATE
          ------------------------                              -----------
          First $500 million                         .08% of average daily net assets
          Next $1 billion                            .07% of average daily net assets
          Over $1.5 billion                          .06% of average daily net assets

    For the six months ended April 30, 2002, administrative service fees earned by PFPC (including out-of-pocket expenses) were $31,608.

    At its meeting held February 12, 2002 the Board of Directors adopted a resolution to approve a Co-Adminstrator Agreement between the Fund and State Street Bank and Trust Company ("SSB") to replace PFPC effective mid 2002.

    Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing services. For the six months ended April 30, 2002, Merrill was paid $16,079 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

    Through June 18, 2002, the Portfolio, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of ..10% per annum on the average unused amount of the Prior Credit Facility, which is allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%. For the six months ended April 30, 2002, the Portfolio had borrowings under the Prior Credit Facility as follows:

          AVERAGE DAILY            WEIGHTED AVERAGE               MAXIMUM DAILY
          LOAN BALANCE              INTEREST RATE %             LOAN OUTSTANDING
          ------------             ----------------             ----------------
            $156,348                     2.419%                    $15,840,000

    Effective June 19, 2002, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest paid is unchanged.


NOTE 4. PURCHASES AND SALES OF SECURITIES

    For the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term investments) were $43,596,925 and $87,857,559, respectively.

    At April 30, 2002, the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and net unrealized depreciaton from investments (based on cost for federal income tax purposes) were $4,135,701, $7,687,096 and $3,551,395, respectively.

NOTE 5. RESTRICTED SECURITIES

    Certain investments are restricted as to resale, are not readily marketable and are valued as determined by or under the direction of the Board in good faith, at fair value. The table below shows the acquisition dates, aggregate cost, fair value as of April 30, 2002, and share value of the securities and percent of net assets, which the securities comprise.

                                                                                                       PERCENTAGE
                                         SECURITY       ACQUISITION                      MARKET          OF NET
            SECURITY DESCRIPTION           TYPE            DATE             COST          VALUE          ASSETS
            --------------------         --------       -----------      ----------     --------       ----------
            Wysdom, Inc.                 Warrants         2/22/00        $1,362,300     $111,135         0.19%

NOTE 6. CAPITAL SHARE TRANSACTIONS

    The Portfolio is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of seven series have been classified, one of which constitute the interest in the Portfolio.

    Transactions in capital shares of the Portfolio were as follows:

                                                   FOR THE SIX MONTHS ENDED          FOR THE YEAR ENDED
                                                  APRIL 30, 2002 (UNAUDITED)          OCTOBER 31, 2001
                                                 ----------------------------       --------------------
Shares sold                                               1,815,368                       6,673,621
Shares issued in reinvestment
   of dividends and distributions                                --                      11,030,184
Shares redeemed                                          (7,178,159)                    (26,162,618)
                                                        -----------                    ------------
Net decrease                                             (5,362,791)                     (8,458,813)
                                                        ===========                    ============

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- INTERNATIONAL FOCUS PORTFOLIO SHAREHOLDER MEETING RESULTS (UNAUDITED)


    A Special Meeting of shareholders of the Portfolio was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on Friday May 1, 2002, at 2:00 p.m. The following matters were voted upon by the shareholders of the Portfolio and the results are presented below. Shares delivered not voted are not included in the total for each proposal.

    To approve a Sub-Investment Advisory Agreement for the Portfolio, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited ("CSAM U.K."):

                                                                                     % OF TOTAL                    % OF TOTAL
                                                 SHARES                          SHARES OUTSTANDING               SHARES VOTED
                                                ---------                        ------------------               ------------
            For                                 2,708,607                               42.56%                       79.76%
            Abstain                               687,511                               10.80%                       20.24%

    To approve a Sub-Investment Advisory Agreement for the Portfolio, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited ("CSAM Japan"):

                                                                                     % OF TOTAL                    % OF TOTAL
                                                 SHARES                          SHARES OUTSTANDING               SHARES VOTED
                                                ---------                        ------------------               ------------
            For                                 2,708,607                               42.56%                       79.76%
            Abstain                               687,511                               10.80%                       20.24%

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P.O. BOX 9030, BOSTON, MA 02205-9030                         CREDIT | ASSET
800-222-8977                                                 SUISSE | MANAGEMENT

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSINI-3-0402